FOURTH AMENDMENT TO
CREDIT AGREEMENT

        THIS FOURTH AMENDMENT made as of the 14th day of May, 2004, by and between BIOANALYTICAL SYSTEMS, INC. ("Borrower") and THE PROVIDENT BANK ("Bank");

W I T N E S S E T H:

        WHEREAS, as of October 29, 2002, the parties hereto entered into a certain Credit Agreement, as amended (as amended, the “Agreement”); and

        WHEREAS, the parties desire to further amend the Agreement to, among other things, revise certain financial covenants and to add collateral, subject to the terms contained herein;

        NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I.    AMENDATORY PROVISIONS

Article 1.    Definitions

        Section 1.1    Defined Terms.    Section 1.1 of the Agreement is hereby amended by substituting the following definitions in lieu of the like existing definitions:

        “Borrowing Base” means, on any date of determination, an amount equal to (a) Eighty Percent (80%) of Borrower’s Eligible Accounts (excluding any Accounts, or any portion thereof, which are considered unacceptable to Bank), plus (b) the lesser of (i) Fifty Percent (50%) of Borrower’s raw materials and finished goods Eligible Inventory or (ii) Sixty-Seven Percent (67%) of Borrower’s Eligible Accounts, minus (c) the maximum credit limit under Borrower’s corporate credit card issued by Bank, plus (d) until the earlier of December 31, 2004 or upon the sale of Borrower’s Baltimore, Maryland real estate, the sum of (i) One Million Five Hundred Thousand Dollars ($1,500,000), minus (ii) the product of (A) Twenty-Five Thousand Dollars ($25,000), multiplied by (B) as of any relevant date, the number of full calendar months that have elapsed after the month of October 2002. (For example, in June, 2003, the amount added as part of the Borrowing Base under clause (d) above will be One Million Five Hundred Thousand Dollars ($1,500,000) minus One Hundred Seventy-Five Thousand Dollars ($175,000) (seven times Twenty-Five Thousand Dollars ($25,000)), or a total of One Million Three Hundred Twenty-Five Thousand Dollars ($1,325,000)).

        “Fixed Charge Coverage Ratio” means, with respect to Borrower, (a) the sum of (i) EBITDA, minus (ii) Unfunded Capital Expenditures, plus (iii) Rentals, divided by (b) the sum of (i) interest expense, plus (ii) mandatory payments of all long term Indebtedness, plus (iii) taxes paid, plus (iv) Rentals; in each instance determined for the trailing four (4) quarter period ending on the date of determination, except that for purposes of determining the Fixed Charge Coverage Ratio for the fiscal periods ending December 31, 2003, June 30, 2004 and September 30, 2004, Unfunded Capital Expenditures shall be exclusive of Unfunded Capital Expenditures related to Borrower’s $1,810,000 construction project and new equipment purchased by Borrower. The Fixed Charge Coverage Ratio shall be determined from the Financial Statements.

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Article 3.    Security and Guaranty

        Section 3.1 Security.    Section 3.1 of the Agreement is hereby amended by substituting the following paragraphs (c) and (d) in lieu of the existing paragraph (c) thereof:

(c) a Deed of Trust, Security Agreement and Fixture Filing, in the form prescribed by Bank, constituting a first priority mortgage lien upon Borrower’s Baltimore, Maryland real estate; and

(d) a such other security interests as may be described in the Loan Documents.

Article 5.    Covenants

        Section 5.3.    Financial Covenants.    Section 5.3 of the Agreement is hereby amended by adding a new Section 5.3.6 as follows:

        5.3.6     Minimum EBITDA.    Obtain EBITDA of not less than (a) Three Million Seven Hundred Thousand Dollars ($3,700,000) as of June 30, 2004, and (b) Four Million Eight Hundred Thousand Dollars ($4,800,000) as of September 30, 2004.

PART II.    WAIVER

        Bank hereby waives compliance by Borrower with the provisions of Section 5.3.3 (Fixed Charge Coverage Ratio) of the Agreement for fiscal period ending March 31, 2004. This waiver shall be in force and effect solely for the referenced period, unless otherwise agreed by Bank in the exercise of its sole discretion.

PART III.    CONTINUING EFFECT

        Except as expressly modified herein:

        (a)        All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Fourth Amendment; provided, however, in the event of any irreconcilable inconsistency, this Fourth Amendment shall control;

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(b) All The representations and warranties contained in the Agreement shall survive this Fourth Amendment in their original form as continuing representations and warranties of Borrower; and

(c) All Capitalized terms used in this Fourth Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

        In consideration hereof, Borrower represents, warrants, covenants and agrees that:

        (aa)        All Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb) All There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc) All Except as expressly waived in writing by Bank, there has not occurred any Default or Unmatured Default; and

(dd) All After giving effect to this Fourth Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

PART IV.    CONDITIONS PRECEDENT

        Notwithstanding anything contained in this Fourth Amendment to the contrary, Bank shall have no obligation under this Fourth Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of Bank:

        (a)         Each of the conditions set forth in Section 6.2 of the Agreement shall have been satisfied;

        (b)         Bank shall have received this Fourth Amendment, duly executed, and Bank shall have received the Participant’s Consent attached hereto, duly executed by Fifth Third Bank (Central Indiana);

        (c)         A duly executed certificate of the Secretary or any Assistant Secretary of Borrower (A) certifying as to attached copies of Resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of the Loan Documents, as amended, (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws of Borrower or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to Bank;

        (d)         Bank shall have received the Deed of Trust for Borrower’s Baltimore, Maryland real estate, duly executed by Borrower in the form prescribed by Bank;

        (e)         Bank shall have received a satisfactory clean title search for Borrower’s Baltimore, Maryland real estate;

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        (f)         Bank shall have received satisfactory evidence of insurance as required by the Deed of Trust for Borrower’s Baltimore real estate;

        (g)         Bank shall have received a $32,000 amendment/waiver fee from Borrower, and Borrower shall have reimbursed Bank for all legal fees and other expenses incurred by Bank in connection with this Fourth Amendment and the transactions contemplated hereby.

        IN WITNESS WHEREOF, Borrower and Bank have caused this Fourth Amendment to be executed by their respective officers duly authorized as of the date first above written.

“BORROWER” BIOANALYTICAL SYSTEMS, INC. By: Michael R. Cox Its: VP-Finance “BANK” THE PROVIDENT BANK By: Jeffrey A. Salesman Its: Vice President

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PARTICIPANT’S CONSENT

        The undersigned, the “Participant” under that certain Participation Agreement dated as of October 29, 2002 between the The Provident Bank (the “Bank”) and the undersigned, hereby consents to the execution and delivery by the Bank and Bioanalytical Systems, Inc. of the attached Fourth Amendment to Credit Agreement and further consents to the terms contained therein. The undersigned further agrees that the obligations of the undersigned under the Participation Agreement are hereby ratified, confirmed and reaffirmed in all respects.

        IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officer duly authorized as of the 14th day of May, 2004.

FIFTH THIRD BANK (CENTRAL INDIANA) By: Sheridan Sanders Its: Vice President

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